UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2006

                              DHB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                  001-13112                  11-3129361
------------------------  ------------------------  ----------------------------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                                   Number)

 400 POST AVENUE, SUITE 303, WESTBURY, NEW YORK                      11590
------------------------------------------------                  ----------
    (Address of principal executive office)                       (Zip Code)

                 (516) 997-1155
-----------------------------------------------------
 (Registrant's telephone number, including area code)

                 NOT APPLICABLE
----------------------------------------------------
    (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         On April 3, 2006, DHB Industries, Inc. (the "Company") received a notice from the American Stock Exchange (the "Amex"), the national securities exchange that maintains the principal listing for the Company's common stock, of a failure to satisfy certain of the Amex continued listing standards. The notice relates to the failure of the Company to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 with the Securities and Exchange Commission as required by Sections 134 and 1101 of the Amex Company Guide. The notice indicates that the Company is required to contact representatives of the Amex by April 10, 2006 to discuss new developments and indicate whether or not it intends to submit the plan of compliance described in the following sentence. Additionally, the notice indicates that, in order to maintain its Amex listing, the Company must submit a plan to the Amex by April 17, 2006 advising the Amex of the action the Company has taken, or will take, that would bring the Company into compliance with Sections 134 and 1101 of the Amex Company Guide by no later than June 2, 2006.

         The Company intends to provide a timely response to the Amex notice and to take other action to comply with the Amex continued listing standards. However, there can be no assurance that the Company will be able to do so.

         The press release issued by the Company on April 7, 2006 with respect to receipt of the Amex notice described above is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

99.1 Press Release, DHB Industries, Inc. Receives Notice from the American Stock Exchange of Noncompliance with Certain Continued Listing Standards dated April 7, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               DHB INDUSTRIES, INC.



                                               By:  /s/ DAWN M. SCHLEGEL
                                                    -----------------------
                                                    Dawn M. Schlegel
                                                    Chief Financial Officer


Dated:  April 7, 2006

                                 EXHIBIT INDEX



99.1 Press Release, DHB Industries, Inc. Receives Notice from the American Stock Exchange of Noncompliance with Certain Continued Listing Standards dated April 7, 2006